UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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REGENXBIO Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! REGENXBIO INC. 2021 Annual Meeting Vote by June 3, 2021 11:59 PM ET REGENXBIO INC. 9600 BLACKWELL ROAD, SUITE 210 ROCKVILLE, MD 20850 D40174-P53047 You invested in REGENXBIO INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 4, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com  Control # Vote in Person at the Meeting* June 4, 2021 9:00 a.m. Eastern Time Smartphone users Point your camera here and vote without entering a control number 9804 Medical Center Drive Rockville, Maryland 20850 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com  Board Recommends  Voting Items  1. Election of Three Class III Directors  Nominees:  For  01) Luke M. Beshar  02) Kenneth T. Mills  03) David C. Stump, M.D.  2. To ratify the selection of PricewaterhouseCoopers LLP by the Audit Committee of the Board of Directors as the independent registered public accounting firm of the Company for the year ending December 31, 2021.  Fo  3. To provide an advisory vote on the compensation paid to the Company’s named executive officers.  For  4. To amend the Company’s Restated Certificate of Incorporation to include a federal forum selection provision.  NOTE: Other business may be considered as may properly come before the meeting or any adjournment or postponement thereof.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D40175-P53047 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.